STOCK PURCHASE AGREEMENT

     THIS  STOCK  PURCHASE  AGREEMENT,  dated  as of  December  31,  1997  (this
"Agreement"), by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 45 Hartwell Avenue, Lexington, Massachusetts 02173 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, outstanding shares of Common Stock, $.01 par value (the "Nexar Common Stock"), of Nexar Technologies, Inc., a Delaware corporation ("Nexar"), held by the Company, upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, in connection herewith the Company and the Buyer have executed and delivered, one to the other, an Exchange Agreement, dated as of the date hereof (the "Exchange Agreement");

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

     (a) PURCHASE OF SHARES. The Buyer hereby agrees to purchase from the Company on the Closing Date the number of shares (the "Nexar Shares") of Nexar Common Stock set forth on the signature page of this Agreement for the purchase price set forth on the signature page of this Agreement.

     (b) DELIVERIES TO ESCROW AGENT AND FORM OF PAYMENT. Promptly after the execution and delivery of this Agreement by the parties hereto, but in no event later than the Closing Date, the Buyer shall deposit the purchase price for the Nexar Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX I (the "Joint Escrow Instructions") against delivery of the Nexar Shares to the Buyer at the closing. Promptly after the execution and delivery of this Agreement by the parties hereto, but in no event later than the Closing Date, the Company shall deliver a certificate for the Nexar Shares (which will include 39,264 shares of Common Stock which are not included in the Nexar Shares and which are not being sold or transferred to the Buyer pursuant to this Agreement) to the Escrow Agent against delivery of the purchase price for the Nexar Shares to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth herein in full.

     (c) METHOD OF PAYMENT. Deposit of the purchase price for the Nexar Shares by the Buyer with the Escrow Agent shall be made by wire transfer of funds to:

                  Citibank, N.A.
                  153 East 53rd Street
                  New York, New York 10043

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                  ABA#021000089
                  For Further Credit to A/C#37179446
                  for credit to the account of Brian W. Pusch
                  Attorney Escrow Account
                  Reference:  Advantage/Palomar

     (d) CLOSING DELIVERIES. At the closing, the Nexar Shares shall be held by the Escrow Agent until the Escrow Release Date (as defined herein) and an amount equal to the purchase price to be paid by the Buyer for the Nexar Shares shall be held by the Escrow Agent until the Escrow Release Date.

2.   BUYER REPRESENTATIONS, WARRANTIES, ETC.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

     (a)  PURCHASE  FOR  INVESTMENT.  The Buyer is  acquiring  the rights  under
Section 8 of this Agreement (the "Price Guarantee Rights") for its own account for investment only and not with a view towards the public sale or distribution thereof;

     (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "1933 Act"), by reason of Rule 501(a)(3);

     (c) REOFFERS AND RESALES. All subsequent offers and sales of the Price Guarantee Rights by the Buyer shall be made pursuant to registration of the Price Guarantee Rights under the 1933 Act or pursuant to an exemption from registration;

     (d) COMPANY RELIANCE. The Buyer understands that the Company is agreeing with the Buyer concerning the Price Guarantee Rights in reliance on exemptions from the registration requirements of the 1933 Act and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to receive the Price Guarantee Rights;

     (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Price Guarantee Rights which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1997, (3) Current Report on Form 8-K dated
December 9, 1997, and (4) Amendment No. 1 to the Company's Registration Statement on Form S-3 (Registration No. 333-42129) (the "Company Registration Statement") filed with the SEC on December 18, 1997 (collectively, the "SEC Reports"); the Buyer has had the opportunity to obtain and to review the Prospectus, dated April 15, 1997 as supplemented to the date of this Agreement, of Nexar relating to the Nexar Shares (the "Nexar Prospectus"); and the Buyer understands that the Price Guarantee Rights and its investment in the Nexar Shares involve a high degree of risk;

     (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Nexar Shares or the Price Guarantee Rights;

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

     (g) AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

     (h) FORWARD-LOOKING INFORMATION. The Buyer acknowledges that, except for the historical material contained herein or in the SEC Reports, the matters disclosed herein and therein regarding the Company and its subsidiaries are forward-looking statements under the federal securities laws that involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development, commercialization and technological difficulties, capacity and supply constraints or difficulties, the results of financing efforts, actual purchases under agreements, the effect of the Company's accounting policies, and other risks detailed in the SEC Reports. Actual results could differ materially from those estimated or anticipated in these forward-looking statements. Without limiting the generality of the foregoing, the Buyer acknowledges the Risk Factors set forth in the Company Registration Statement.

3.   COMPANY REPRESENTATIONS, WARRANTIES, ETC.

     The Company represents and warrants to, and covenants and agrees with, the Buyer that:

     (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority (i) to own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

     (b) CONCERNING THE NEXAR SHARES. The Nexar Shares have been duly authorized by Nexar and are fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The Nexar Shares are owned beneficially and of record by the Company, free and clear of all liens, pledges, charges, equities, encumbrances, claims and rights of others of any nature whatsoever and, upon transfer of the Nexar Shares to the Buyer pursuant to this Agreement, the Buyer will acquire good and marketable title to such shares, free and clear of all liens, pledges, charges, equities, encumbrances, claims and rights of others of any nature whatsoever. There are no preemptive rights or similar rights of any stockholder of the Company, as such, to acquire any of the Nexar Shares or the Price Guarantee Rights.

     (c) AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

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

     (d) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     (e) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (x) the execution, delivery and performance by the Company of this Agreement, (y) the transfer and delivery of the Nexar Shares to the Buyer pursuant to this Agreement and (z) the incurrence or performance by the Company of its obligations with respect to the Price Guarantee Rights, other than the requirements of any applicable blue sky laws.

     (f) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement (other than the Nexar Prospectus), including, without limitation, the information referred to in Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (g) ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole, except as disclosed in the SEC Reports.

     (h) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

     (i) PROPERTIES. The Company and its subsidiaries have good title to all property real and personal (tangible and intangible) and other assets owned by them, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. The leases, licenses or other contracts or instruments under which the Company and its subsidiaries lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

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

     (j) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any of its subsidiaries.

     (k) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC since December 31, 1996. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act").

     (l) CONCERNING THE NEXAR SHARES. The Nexar Shares may be sold by the Company to the Buyer pursuant to the Registration Statement of which the Nexar Prospectus forms a part and upon acquisition of the Nexar Shares from the Company pursuant to this Agreement, the Buyer may resell such shares without registration under the 1933 Act and without restriction on the volume or manner of sale thereof so long as the Buyer is not an "affiliate" (as such term is defined for purposes of the 1933 Act) of Nexar, subject to applicable limitations on trading in securities while in possession of material non-public information concerning Nexar.

4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     (a) TRANSFER RESTRICTIONS. The Buyer acknowledges that the Price Guarantee Rights have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder for resale or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Price Guarantee Rights or portion thereof to be sold or transferred may be sold or transferred without such registration; (2) any sale of the Price Guarantee Rights made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Price Guarantee Rights or any portion thereof under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Price Guarantee Rights under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof).

     (b) REPORTING STATUS. So long as the Company shall have any obligation under this Agreement with respect to the Price Guarantee Rights, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not, prior to the date which is two years after the Closing Date, terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (c) USE OF PROCEEDS. Neither the Company nor any subsidiary of the Company owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Nexar Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other person or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on

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its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

     (d) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Price Guarantee Rights under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Price Guarantee Rights to the Buyer pursuant to this Agreement. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or before the Closing Date.

     (e) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer) incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby. For purposes of this provision, invoices of the Buyer's legal counsel in the form customarily given by such counsel to the Buyer shall be satisfactory detail and evidence of the same.

     (f) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to complete the closing of the transactions contemplated by this Agreement set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date and to satisfy each of the other party's conditions to escrow release in Section 5(b)(2) or 5(b)(3), as the case may be, on or before the applicable date.

5.   CLOSING DATE; ESCROW RELEASE.

     (a) CLOSING DATE. The date of the sale of the Nexar Shares (the "Closing Date") shall be January 8, 1998. Such closing shall occur on the Closing Date at the offices of the Escrow Agent. The Buyer and the Company agree that, upon completion of the closing on the Closing Date, the Nexar Shares shall be deemed to be sold by the Company and purchased by the Buyer and only delivery of the Nexar Shares to the Buyer upon release from escrow by the Escrow Agent and delivery of the purchase price to the Company upon release from escrow by the Escrow Agent shall not have occurred.

     (b) ESCROW RELEASE. (1) The Buyer hereby instructs the Escrow Agent to submit to Nexar or its transfer agent the certificate for the Nexar Shares promptly after the Closing Date to register the transfer thereof to the Buyer and to dispatch the balance of the shares of Common Stock represented by such certificate to the Company.

          (2) The release by the Escrow Agent of the Nexar Shares to the Buyer shall be subject to the following conditions precedent, any or all of which may be waived by the Company:

               (A) on or before January 15, 1998, the Buyer and the custodian (the "Custodian") identified in the Custody Agreement, dated as of the date hereof in the form attached hereto as ANNEX II (the "Custody Agreement") shall have executed and delivered, one to the other, the Custody Agreement and the Buyer shall have furnished a copy thereof to the Company;

               (B) on or before January 15, 1998, the closing under the Exchange Agreement shall have occurred and the Buyer shall have executed and delivered to the Company a general release and waiver in the form specified in the Exchange Agreement;

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               (C) on or before  January 29,  1998,  the Nexar Shares shall have been transferred of record to, and registered in the name of, the Buyer, without restrictive legend; and

               (D) on or before January 29, 1998, a certificate for the 39,264 shares of Common Stock included in the certificate for the Nexar Shares shall have been returned to the Company.

          (3) The release by the Escrow Agent to the Company of the purchase price for the Nexar Shares shall be subject to satisfaction of the following conditions precedent any or all of which may be waived by the Buyer:

               (A) the representations and warranties of the Company in this Agreement made as of the date of this Agreement and as of the Closing Date shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

               (B) the Company shall have performed on or before the Escrow Release Date all covenants and agreements of the Company required to be performed on or before the Escrow Release Date.

               (C) on or before January 15, 1998, a notification by the Buyer to the Attorney General of the Commonwealth of Massachusetts pursuant to G.L. c. 271, Sec. 49(d) of the laws of the Commonwealth of Massachusetts making the provisions of G.L. c. 271, Sec. 49(a) inapplicable to the transactions contemplated by this Agreement shall have been given to and accepted by the Attorney General of the Commonwealth of Massachusetts;

               (D) on or before January 15, 1998, the Buyer shall have received a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the certificate of incorporation and by-laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and (3) such other matters as reasonably requested by the Buyer;

               (E) on or before January 29, 1998, the Nexar Shares shall have been transferred of record to, and registered in the name of, the Buyer, without restrictive legend; and

               (F) on or before January 15, 1998, the Buyer shall have received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto.

               (G) on or before January 15, 1998, the Buyer shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming the matters set forth in Section 7(b).

          (4) The date on which all of the conditions precedent in Sections 5(b)(2) and 5(b)(3) are satisfied or waived is referred to herein as the "Escrow Release Date."

          (5) On the Escrow Release Date, the Company and the Buyer shall instruct the Escrow Agent that the Escrow Release Date has occurred.

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

          (6) If the Escrow Release Date does not occur on or before January 29, 1998, then the Escrow Agent shall release to the Company all shares of Nexar Common Stock in the possession of the Escrow Agent and shall release an amount equal to the purchase price for the Nexar Shares to the Buyer. If the Nexar Shares have been issued in the name of the Buyer, the Buyer shall cooperate in causing such shares to be re-issued in the Company's name.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Buyer understands that the Company's obligation to sell the Nexar Shares to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

     (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

     (b) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Nexar Shares in accordance with Section 1(c) hereof; and

     (c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligations to purchase and pay for the Nexar Shares pursuant to this Agreement on the Closing Date are conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

     (a) Delivery by the Company to the Escrow Agent of the Nexar Shares in accordance with this Agreement; and

     (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required by this Agreement and all other documents and instruments relating hereto to be performed on or before the Closing Date.

8.   PRICE GUARANTEE RIGHTS.

     (a) CUSTODY DEPOSIT. If the Nexar Shares are released by the Escrow Agent to the Buyer on the Escrow Release Date in accordance with the Joint Escrow Instructions, immediately following such release on the Escrow Release Date, the Buyer shall deposit 400,000 of the Nexar Shares with the Custodian pursuant to the Custody Agreement. Such deposit shall be made solely for purposes of administering the provisions of this Section 8 with respect to the Price Guarantee Rights and shall not in any way limit or affect the ownership of the Nexar Shares by the Buyer and shall not in any manner create any lien, pledge, charge, equity, encumbrance, claim or right of the Company of any nature whatsoever in or with respect to the Nexar Shares. For purposes of this Section 8, the Nexar Shares shall be deemed to include any additional shares of Nexar Common Stock distributed to or received by the Custodian as a stock dividend, stock split or other distribution on the Nexar Shares held by the Custodian.

     (b) RELEASE FROM CUSTODY. The Buyer shall have the right from time to time to direct the Custodian to release from custody the Nexar Shares by notice to the Custodian in the form attached as Exhibit A to the Custody Agreement (each, a "Release Notice"); PROVIDED, HOWEVER, that the aggregate Release Price (as defined herein) of all Nexar Shares released from custody by the Buyer during any period of 30 consecutive days may not exceed $666,667.00; and PROVIDED FURTHER, HOWEVER, that the Buyer shall be required to direct the Custodian to release all of the Nexar Shares to the Buyer on or before the date which is two years after the Closing Date. The Buyer shall furnish to the Company a copy of each Release Notice given by the Buyer to the Custodian within one Business Day after the Buyer gives such Release Notice to the Custodian. A Release Notice given by the Buyer to the Custodian shall be deemed for all purposes to be in proper form unless the Company notifies the Buyer in writing within three
Business Days after such Release Notice has been given (which notice shall specify all defects in such Release Notice), and any Release Notice containing any such defect shall nonetheless be effective on the date given if the Buyer promptly undertakes to correct all such defects. No such claim of error shall limit or delay the buyer's right to release of the Nexar Shares to which such Release Notice relates. Any Nexar Shares as to which the Buyer has not given a Release Notice on or before the date which is two years after the Closing Date shall be automatically released on the date which is two years after the Closing Date (the "Automatic Release") and the Redemption Price for such shares shall be calculated as of such date.

     (C) RELEASE PRICE. For purposes of computing the amount of the Price Guarantee Rights, a Release Price shall be determined for each Nexar Share released pursuant to a Release Notice or the Automatic Release. As used herein, the following terms shall have the following meanings:

          "Market Price" of any security on any date means the closing bid price of such security on such date on the Nasdaq National Market or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Bloomberg, L.P. (subject to equitable adjustments from time to time on terms reasonably acceptable to the Buyer and the Company for (1) stock splits, (2) stock dividends, (3) combinations, (4) capital reorganizations, (5) issuance to all holders of Nexar Common Stock rights or warrants to purchase shares of Nexar Common Stock, (6) the distribution by Nexar to all holders of Nexar Common Stock of evidences of indebtedness of Nexar or cash (other than regular quarterly cash dividends), (7) repurchases of shares of Nexar Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than ten percent of the Nexar Common Stock outstanding and (8) similar events relating to the Nexar Common Stock, in each such case which occur, or with respect to which "ex-" trading of the Nexar Common Stock begins during a period of five consecutive Trading Days used for determining the Release Price of any Nexar Shares).

          "Release Date" means any date on which a Release Notice is given by the Buyer pursuant to the Custody Agreement and the date of the Automatic Release, if any.

          "Release Percentage" means, with respect to any Release Date, the applicable percentage set forth opposite such date below:

         DATE                                                 RELEASE PERCENTAGE

         Closing Date through 30th day thereafter                    100%

         31st through 60th day after Closing Date                     95%

         61st through 90th day after Closing Date                     90%

         91st day after Closing Date and thereafter                   85%

          "Release Price" means, for any Release Date, the product of (x) the arithmetic average of the Market Price of the Nexar Common Stock for the five consecutive Trading Days ending on the Trading Day prior to such Release Date TIMES (y) the Release Percentage applicable to such Release Date.

          "Trading Day" means a day on whichever of (x) the national securities exchange or (y) the Nasdaq National Market which at the time constitutes the principal securities market for the Common Stock is open for general trading.

     (d) PAYMENT OF PRICE GUARANTEE RIGHTS. If after release of all of the Nexar Shares by the Custodian under the Custody Agreement the ("Final Release Date"), the aggregate Release Price for all of the Nexar Shares shall be less than $2,000,000.00 then the Company shall pay to the Buyer as and when required by this Agreement an amount equal to the amount by which $2,000,000.00 exceeds the aggregate Release Price for all of the Nexar Shares. The amount, if any, payable by the Company to the Buyer pursuant to this Section 8(d) shall be paid by wire transfer in immediately available funds on the date which is two years after the Closing Date, to such account as shall be specified for such purpose by notice from the Buyer to the Company. Any amount due under this Section 8(d) which is not paid when due shall accrue interest at the rate of 14% per annum until paid.

9.   MISCELLANEOUS.

     (a) This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to the date of execution and delivery of this Agreement shall be deemed a reference to the later of such dates set forth below each party's respective signature on the signature page hereof.

     (c)  The  headings,   captions  and  footers  of  this  Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

     (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

     (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

     (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Director of Finance (telephone line facsimile transmission number (781) 676-7330) or, in the case of the Buyer, at its address shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number (425) 462-4645) or such other address as a party shall have provided by notice to the other party in accordance with this provision.

     (h) Prior to the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Nexar Shares, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Nexar Shares so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Nexar Shares the obligation for the purchase of which has been so assigned. Any transfer of Nexar Shares by the Buyer of rights under this Agreement after the Closing Date shall be made in accordance with Section 4(a).

     (i) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

     (j) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

     (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers thereunto duly authorized as of the date first set forth above.

NUMBER OF NEXAR SHARES:  500,000

PURCHASE PRICE:  $2,000,000.00

                                       ADVANTAGE FUND LIMITED

                                       By:   /s/  A.P. de Groot
                                          ---------------------
                                                A.P. de Groot
                                                President

                                       Address:
                                       c/o CITCO
                                       Kaya Flamboyan 9
                                       Curatao, Netherlands Antilles

                                       Facsimile No.:     011-599-97322008

                                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                       By:   /s/  Joseph P. Caruso
                                          -------------------------------
                                         Title:   Chief Financial Officer

                                                                      ANNEX I
                                                                        TO
                                                                  STOCK PURCHASE
                                                                     AGREEMENT

                            JOINT ESCROW INSTRUCTIONS

                                    Dated as of the date of the  Stock  Purchase
                                    Agreement   to  Which  These  Joint   Escrow
                                    Instructions Are Attached

Law Offices of Brian W Pusch,
   as Escrow Agent
Penthouse Suite
29 West 57th Street
New York, New York   10019
Attention:  Brian W. Pusch, Esq.

Dear Sir or Madam:

         As Escrow Agent for both Palomar Medial Technologies, Inc., a Delaware corporation (the "Company"), and the purchaser (the "Buyer") of shares (the "Nexar Shares") of Common Stock, $.01 par value per shares, of Nexar Technologies, Inc., a Delaware corporation, which are owned by the Company, who is named in the Stock Purchase Agreement between the Company and the Buyer to which a copy of these Joint Escrow is attached as ANNEX I (the "Agreement"), the Escrow Agent pursuant to the terms of the Agreement (the "Escrow Funds") and any interest credited by the depository bank for the Escrow Funds (the "Escrow Interest"), in accordance with the following instructions:

         1. After receipt of written notice from the Company and the Buyer to the Escrow Agent that their respective conditions precedent to the release from this escrow have been satisfied or waived by the Company and the Buyer, the Escrow Agent shall, after deduction of the amount referred to in the next succeeding sentences, release the Escrow Funds to or upon the order of the Company and shall release the Nexar Shares and the Escrow Interest to the Buyer. After receipt of such notices (x) a portion of the Escrow Funds shall be released to or upon the order of the Buyer in payment of the expenses of the Buyer payable by the Company in accordance with Section 4(e) of the Agreement in such amount as may be specified in writing by or on behalf of the Buyer to the Escrow Agent prior to release of the Escrow Funds and (y) $10,000 of the Escrow Funds shall be released to or upon the order of the Custodian in payment of the Custodian's annual fees under the Custody Agreement for two years from the Closing Date. If Escrow Funds are released to or upon the order of the Company, the amount thereof shall be reduced by all wire transfer fees in respect of release of the Escrow Funds. If the Company and the Buyer do not notify the Escrow Agent on or before January 29. 1998 that their respective conditions precedent to the release from this escrow have been satisfied or waived, then the Escrow Agent shall release the Escrow Funds and the Escrow Interest to the Buyer and shall release the Nexar Shares to the Company. Prior to the return of the Escrow Funds to the Buyer, the Buyer shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney escrow account at Citibank, N.A. Except as otherwise specifically provided in this paragraph 1, the Escrow Agent shall not be liable for interest on the Escrow Funds for any reason, including by reason of any delay or mistake in delivery of the Escrow Funds or any other funds held by the Escrow Agent hereunder.

         2. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Buyer and the Escrow Agent.

         3. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith. In no event shall the Escrow Agent incur any liability or be held responsible, if the Nexar Shares, once released from escrow hereunder, shall become lost, stolen, destroyed, mutilated or misplaced while in transit to any person, provided the Escrow Agent shall have dispatched the same by a means customarily used by the Escrow Agent.

         4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, firm or corporation, excepting only order or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         5. The Escrow Agent shall not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         6. The Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents or Escrow Funds deposited with or held by the Escrow Agent.

         7. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Buyer in connection with the transactions contemplated by the Agreement and may continue to act as legal counsel for the Buyer notwithstanding its duties as Escrow Agent hereunder.

         8. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Buyer. In the event of any such resignation, the Buyer shall appoint a successor Escrow Agent reasonably acceptable to the Company.

         9. If the Escrow Agent reasonably requires other or further instruments in connection with theses Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         10. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed, in its sole discretion(a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) at any time, to deposit the documents or Escrow Funds with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give notice thereof to the Buyer and the Company and shall thereupon be relieved and discharged from all further obligations hereunder.

         11. The Company and the Buyer jointly and severally agree to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

         12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or transmission by telephone line facsimile transmission or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY: At the address set forth in the introductory paragraph of the Agreement

                                  Attention:  Director of Finance

                                  Facsimile No. (781) 676-7330

                                  with a copy to:

                                  At the address set forth in the introductory paragraph of the Agreement

                                  Attention:  General Counsel

                                  Facsimile No. (617) 676-7330

BUYER: At the address set forth in the Stock Purchase and Exchange Agreement to which these Joint Escrow Instructions are attached

                                  Facsimile No. (425) 462-4645

ESCROW AGENT:                     Law Offices of Brian W Pusch
                                  Penthouse Suite
                                  29 West 57th Street
                                  New York, New York  10019

                                  Facsimile No. (212) 980-7055

         13. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company ;and the Buyer have become parties hereto by their execution and delivery of the Agreement, as provided therein.

         14. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York.

         15. Capitalized terms used herein and not otherwise defined herein shall have their respective meanings provided in the Agreement.

ACCEPTED BY ESCROW AGENT:



          /s/
------------------------------
Brian W. Pusch, as Escrow Agent

                                                                     ANNEX II
                                                                        TO
                                                                  STOCK PURCHASE
                                                                     AGREEMENT

                                CUSTODY AGREEMENT

         THIS CUSTODY AGREEMENT, dated as of December 31, 1997 (this "Agreement"), by and between ADVANTAGE FUND LIMITED, a British Virgin Islands corporation (the "Company"), and BRIAN W. PUSCH, not in his individual capacity but as custodian (the "Custodian")

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company and Palomar Medical Technologies, Inc., a Delaware corporation ("Palomar"), have executed and delivered, one to the other, a Stock Purchase Agreement, dated as of December 31, 1997 (the "Stock Purchase Agreement"), pursuant to which, among other things, Palomar has agreed to sell to the Company, and the Company has agreed to purchase from Palomar, upon the terms and subject to the conditions of the Stock Purchase Agreement, 500,000 outstanding shares of Common Stock, $.01 par value (the "Nexar Common Stock"), of Nexar Technologies, Inc., a Delaware corporation ("Nexar"); and

         WHEREAS, pursuant to the Stock Purchase Agreement, the Company has agreed with Palomar, among other things, to execute and deliver this Agreement and, immediately following the release from escrow in connection with the closing of the purchase of the Nexar Shares pursuant to the Stock Purchase Agreement, to deposit 400,000 shares of Nexar Common Stock with the Custodian pursuant to this Agreement for the purposes set forth in Section 8 of the Stock Purchase Agreement;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEPOSIT OF CERTIFICATES. Immediately following the closing of the purchase of the Nexar Shares by the Company pursuant to the Stock Purchase Agreement, the Company shall deposit with the Custodian one or more certificates for an aggregate of 400,000 shares of Nexar Common Stock. Such shares, together with any additional shares of Nexar Common Stock distributed to or received by the Custodian as a stock dividend, stock split or other distribution on the shares of Nexar Common Stock held by the Custodian are referred to herein as the "Nexar Shares". The certificates for the Nexar Shares shall be registered in the name of the Custodian or shall be accompanied by duly executed stock powers in blank with any necessary signature guarantees. The Custodian shall be entitled, in its discretion, to retain possession of certificates for the Nexar Shares or to deposit the Nexar Shares in a segregated brokerage account maintained in the name of the Custodian with PaineWebber Incorporated or another brokerage firm which is a member of the National Association of Securities Dealers, Inc.

         2. RELEASE OF NEXAR SHARES. At any time or from time to time after the deposit of the Nexar Shares by the Company with the Custodian, the Company may give a Release Notice, in the form attached hereto as EXHIBIT A (each, a "Release Notice"), to the Custodian in order to release Nexar Shares from the custody of the Custodian. A Release Notice given by the Company shall be deemed for all purposes to be in proper form unless the Custodian or Palomar notifies the Company in writing within five business days after such Release Notice has been given (which notice shall specify all defects in such Release Notice), and any Release Notice containing any such defect shall nonetheless be effective on the date given if the Company promptly undertakes to correct all such defects. No such claim of error shall limit or delay performance of the Custodian's obligation to release all Nexar Shares not in dispute. As promptly as practicable following the date on which a Release Notice is given, the Custodian shall release to the Company the number of Nexar Shares specified in such Release Notice until such time as the Custodian no longer holds any Nexar Shares. Any Nexar Shares for which the Company has not given a Release Notice on or before the date which is two years after the Closing Date (as defined in the Stock Purchase Agreement) shall be automatically released by the Custodian on the date which is two years after the Closing Date.

         3. DUTIES OF CUSTODIAN. The Custodian shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties. In no event shall the Custodian have any responsibility or liability for the accuracy of the information set forth in any Release Notice or for the determination of any calculation to be made for purposes of Section 8 of the Stock Purchase Agreement or otherwise. The Custodian shall not be personally liable for any act the Custodian may do or omit to do hereunder as Custodian while acting in good faith, and any act done or omitted by the Custodian pursuant to the advice of the Custodian's attorneys-at-law shall be conclusive evidence of such good faith.

         4. DISREGARD OF WARNINGS; JUDICIAL ORDERS. The Custodian is hereby expressly authorized to disregard any and all warnings given by any other person, firm or corporation other than the Company, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Custodian obeys or complies with any such order, judgment or decree, the Custodian shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         5. NO LIABILITY FOR GENUINENESS. The Custodian shall not be liable in any respect on account of the identity, authorities or rights of the person executing or delivering or purporting to execute or deliver the Stock Purchase Agreement or any notice, document or instrument deposited or called for hereunder.

         6. STATUTE OF LIMITATIONS. The Custodian shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to this Agreement or any document or instrument deposited with or held by the Custodian pursuant to this Agreement.

         7. RETENTION AND ADVICE OF LEGAL COUNSEL. The Custodian shall be entitled to employ such legal counsel and other experts as the Custodian may deem necessary properly to advise the Custodian in connection with the Custodian's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor, subject to reimbursement thereof as and to the extent provided in Section 11. The Custodian has acted as legal counsel for the Company and the Custodian may continue to act as legal counsel for the Company notwithstanding its duties as Custodian hereunder.

         8 RESIGNATION. The Custodian's responsibilities as Custodian hereunder shall terminate if the Custodian shall resign by 20 days' notice to the Company and Palomar. In the event of any such resignation, the Company shall appoint a successor Custodian who is reasonably acceptable to Palomar. The Custodian shall transfer any Nexar Shares to any successor Custodian promptly after receipt by the Custodian of notice from the Company of the appointment of such successor.

         9. FURTHER ASSURANCES. If the Custodian reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the Company shall furnish such instruments.

         10. DISPUTES. It is understood and agreed that should any dispute arise with respect to the release and/or right of possession of the Nexar Shares held by the Custodian hereunder, the Custodian is authorized and directed, in its sole discretion (a) to retain in the Custodian's possession without liability to anyone all or any part of the Nexar Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Custodian shall be under no duty whatsoever to institute or defend any such proceedings or
(b) at any time, to deposit any or all of the Nexar Shares with any court of competent jurisdiction in the State of New York, in which event the Custodian shall give notice thereof to the Company and Palomar and shall thereupon be relieved and discharged from all further obligations hereunder.

         11. FEES AND EXPENSES; INDEMNITY. (a) The Company agrees to pay to the Custodian an annual fee in the amount of $5,000 for the Custodian's services under this Agreement, which fee shall be payable in advance for two years. In the event the Custodian resigns, the Custodian shall refund a pro rata portion of such fee to the Company, less any amounts due to the Custodian pursuant to
Section 11(b)

         (b) In addition to the amounts payable pursuant to Section 11(a) the Company agrees to pay or reimburse the Custodian for, and to indemnify and hold harmless the Custodian from, any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Custodian hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Custodian.

         12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery (which shall include telephone line facsimile transmission or courier service), addressed to each person thereunto entitled at the following addresses, or at such other address as such person may designate by ten days advance written notice to each of the other parties hereto.

the Company:                        c/o CITCO
                                    Kaya Flamboyan 9
                                    Curatao, Netherlands Antilles

                                    Facsimile No.: 011-599-932-2008

                                    with a copy to:

                                    Genesee International, Inc.
                                    10500 N.E. 8th Street
                                    Suite 1920
                                    Bellevue, Washington 98004-4332

                                    Facsimile No.: (425) 462-4645

Custodian:                          Law Offices of Brian W Pusch
                                    Penthouse Suite
                                    29 West 57th Street
                                    New York, New York 10019

                                    Facsimile No.:  212-980-7055

Palomar:                            45 Hartwell Avenue
                                    Lexington, Massachusetts 02175

                                    Attention:  Director of Finance

                                    Facsimile No.:  781-676-7330

                                    with a copy to:

                                    Attention:  General Counsel

                                    Facsimile No.:  781-676-7330

         13. AMENDMENT, MODIFICATION, ETC. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Custodian or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of, or a waiver of any right under, this Agreement. Notwithstanding any other provision of this Agreement, no amendment, modification, waiver, discharge or termination of any provision of this Agreement which materially increases the rights of the Company shall be effective unless also signed by Palomar, which is hereby expressly made a third party beneficiary of this Agreement for purposes of this provision of this Agreement.

         14. GOVERNING LAW. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by one of its officers thereunto duly authorized and the Custodian has duly executed this Agreement, in each case as of the date first set forth above.

                                       ADVANTAGE FUND LIMITED


                                       By:
                                          --------------------------------------
                                           A.P. deGroot
                                           President

                                          --------------------------------------
                                           Brian W. Pusch, as
                                           Custodian

                                                                       EXHIBIT A

                                 RELEASE NOTICE

TO:      Law Offices of Brian W Pusch,
            as Custodian
         29 West 57th Street
         Penthouse Suite
         New York, New York 10019

         Facsimile No.:  (212) 980-7055

with a copy to:

         Palomar Medical Technologies, Inc.
         45 Hartwell Avenue
         Lexington, Massachusetts 02173

         Attention:  Director of  Finance

         Facsimile No.:  (781) 676-7330

         (1) Pursuant to the terms of the Custody Agreement, dated as of December 31, 1997 (the "Custody Agreement"), by and between Advantage Fund Limited, a British Virgin Islands corporation, and Brian W. Pusch, as Custodian (the "Custodian"), the undersigned hereby elects to release ____________________ Nexar Shares. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Custody Agreement or, if not defined in the Custody Agreement, provided in the Stock Purchase Agreement.

         (2) Please release ______________ Nexar Shares to the person and address specified immediately below or, if additional space is necessary, on an attachment hereto:

                         Delivery Instructions
                         for Common Stock:
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------

                  (3)    Release Date:            ------------------------------

                         Applicable Market Prices:   $
                                                      --------------------------
                                                     $
                                                      --------------------------
                                                     $
                                                      --------------------------


                                                     $
                                                      --------------------------

                                                     $
                                                      --------------------------

                         Release Price:              $
                                                      --------------------------

                                                NAME:

Date                                            By:
    -------------------                            -----------------------------
                                                   Title:

                                           Annex III to Stock Purchase Agreement

                                                     January 26, 1998

Advantage Fund Limited
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles

         Re:      PALOMAR MEDICAL TECHNOLOGIES, INC.

Ladies and Gentlemen:

         We have acted as counsel to Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company to you of 500,000 shares (the "Nexar Shares") of Common Stock, $.01 par value, of Nexar Technologies, Inc., a Delaware corporation, pursuant to the Stock
Purchase Agreement, dated as of December 31, 1997 (the "Agreement"), by and between the Company and you (the "Buyer"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

         In connection with our rendering of the opinions expressed below, we reviewed (i) the Certificate of Incorporation (the "Charter") and By-Laws (the "By-Laws") of the Company, each as amended to date; (ii) a certificate issued by the Secretary of State of the State of Delaware dated January 9, 1998 with respect to the legal existence and good standing of the Company in Delaware;
(iii) the relevant records of meetings of the directors and stockholders of the Company and consents of the directors and stockholders filed therewith; (iv) the Agreement, the Joint Escrow Instructions and the Custody Agreement; (v) the other documents delivered at the Closing or in connection with the transactions contemplated by the Agreement; (vi) the agreements, instruments and documents listed on Exhibit A attached hereto (the "Listed Agreements") and (vii) such other documents and certificates as we have deemed necessary to enable us to render the opinions expressed below.

         In rendering the opinion expressed in paragraph 1 below with respect to the legal existence and good standing of the Company in Delaware, we have relied solely upon the certificate referred to in clause (ii) of the preceding paragraph, and such opinion is given as of the date of such certificate.

         With respect to the opinion expressed in paragraph 4 below, we note that we did not observe or supervise the activities of the Company or its representatives in connection with the offering and sale of the Price Guarantee Rights. In rendering such opinion we have assumed without investigation that in connection with such offering and sale there has been no general solicitation or general advertising by the Company or its representatives with respect to the Price Guarantee Rights. We have also assumed that no person subject to 950 C.M.R. 14.402(b)(9)(F) has engaged in any activity prohibited thereby and that no subsequent offer or sale of securities of the Company will adversely affect the availability of the exemptions from registration referred to in paragraph 4 of this opinion with respect to the offer or sale of the Price Guarantee Rights.

         With respect to the opinion expressed in Paragraph 5 below, we have been orally advised by a representative of the Securities and Exchange Commission (the "SEC") that the Registration Statement of which the Nexar Prospectus forms a part was effective on the Closing Date and we have assumed that such Registration Statement was effective on such date and that the Nexar Shares constitute shares that were registered under such Registration Statement. We express no opinion regarding the conformity of such Registration Statement to the rules and regulations of the SEC or the accuracy or adequacy of the information set forth therein.

         When an opinion set forth below is given to our knowledge, the knowledge is limited to the facts or other information known to David A.
Broadwin, Esquire, Marcel A. Bryar, Esquire, Dean F. Hanley, Esquire and Alexander H. Pyle, Esquire, who are the individual lawyers in our firm who were actively involved in representation of the Company with respect to the transactions contemplated by the Agreement and, except as expressly stated herein, without any special or additional investigation undertaken for the purposes of this opinion.

         In rendering the opinions expressed herein, we have also examined and have relied completely upon all of the representations and warranties as to matters of fact contained in the Agreement and contained in the related instruments and other documents delivered by the Company to you in connection with the Closing or the transactions contemplated by the Agreement, and we have assumed the completeness and accuracy of all factual matters described in such representations and warranties.

         We have not, except as specifically noted above, made any independent review or investigation of facts relating to the Company, including without limiting the generality of the foregoing, any investigation as to the existence of any actions, suits or proceedings pending or threatened against the Company or agreements, judgments, injunctions, orders or decrees binding upon the Company or which might result in the imposition of any lien or other encumbrance on any assets of the Company.

         We have assumed the authenticity and completeness of all documents furnished to us as originals, the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all documents furnished to us as copies, and the accuracy and completeness of all corporate records made available to us by the Company.

         You have not asked us to pass upon the Buyer's power and authority to enter into the Agreement, the Joint Escrow Instructions or the Custody Agreement. Accordingly, for the purposes of this opinion, we have assumed that the Buyer has all requisite power and authority to enter into the Agreement, the Joint Escrow Instructions and the Custody Agreement and to effect all of the transactions thereunder, and that the Agreement, the Joint Escrow Instructions, the Custody Agreement and each other agreement or instrument we have reviewed constitutes the legal, valid and binding obligation of all parties thereto other than the Company.

         We have made such examination of Massachusetts law, federal law and the corporation law of the State of Delaware as we deem necessary for the purposes of this opinion. We do not purport to pass herein on the laws of any state or jurisdiction other than the federal law of the United States of America, the law of The Commonwealth of Massachusetts and the corporation law of the State of Delaware. Our opinions are given only as of the date hereof, and we expressly disclaim any continuing obligation or undertaking to supplement or update any of our statements herein. We have assumed that the Buyer is not an "interested stockholder" within the meaning of Section 203 of the Delaware General Corporation Law and is not an "affiliate" of Nexar within the meaning of the 1933 Act.

         The opinions herein expressed are qualified to the extent that (i) the validity or enforceability of any provisions of any agreement or instrument may be subject to or affected by any bankruptcy, reorganization, insolvency, moratorium or similar law of general application from time to time in effect and relating to or affecting the rights or remedies of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion and
(iii) the enforcement of any rights or remedies is or may be subject to an implied duty on the part of the party seeking to enforce such rights to take action and make determinations on a reasonable basis and in good faith. In addition, we express no opinion herein as to: prospective waivers of rights to notice or a hearing or of other rights granted by constitution or statute; powers of attorney; provisions purporting to relieve parties of the consequences of their own negligence or misconduct; provisions purporting to establish evidentiary standards; or provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, or that failure to exercise or delay in exercising rights and remedies will not operate as a waiver of any such right or remedy. With your permission, we have assumed for all purposes under this opinion that the Company is not, and following completion of the transactions contemplated by the Agreement will not be, insolvent, left with unreasonably small capital, or unable to pay its debts as they mature. We express no opinion as to the effect of the laws of any jurisdiction other than Massachusetts wherein the Company or you may be located, or wherein enforcement of the Agreement may be limited, with respect to the rates of interest legally chargeable or collectible thereunder.

         Based upon and subject to the foregoing, we are of the opinion that:

(1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted.

(2) The Company has all requisite power and authority to enter into the Agreement and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(3) The sale and delivery in accordance with the terms of the Agreement of the Nexar Shares will pass good and valid title to such shares, free and clear of all liens, claims or encumbrances, to the Buyer if the Buyer purchases the Nexar Shares in good faith and without notice of any such lien, claim or encumbrance or any other adverse claim within the meaning of the Uniform Commercial Code as now in effect in The Commonwealth of Massachusetts.

(4) Assuming the accuracy as of the date hereof of the representations and warranties of the Buyer set forth in the Agreement, the Buyer may obtain the Price Guarantee Rights pursuant to the Agreement without registration under the 1933 Act.

(5) The Nexar Shares could be sold by the Company to the Buyer on the Closing Date pursuant to the Registration Statement of which the Nexar Prospectus forms a part; and upon acquisition of the Nexar Shares from the Company pursuant to the Agreement, the Buyer will not be subject to restrictions on the resale thereof arising under the 1933 Act as a result of the manner of sale of such shares contemplated by the Agreement.

(6) No authorization, approval or consent of, or filing with, any governmental body, regulatory agency or stock exchange, market or automated quotation system or the stockholders of the Company is required to be obtained or made by the Company for the sale of the Nexar Shares to the Buyer pursuant to the Agreement or for the creation or payment of the Price Guarantee Rights except such as have been obtained or made.

(7) Except for the effects, if any, that may arise from lawsuits disclosed in the SEC Reports, to our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by the Agreement or any of the documents contemplated thereby or delivered in connection therewith or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Agreement or any of such other documents.

(8) The execution, delivery and performance by the Company of the Agreement, the offer and sale of the Nexar Shares to the Buyer pursuant to the Agreement and the fulfillment of and the compliance with the terms of the Agreement by the Company will not result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or By-Laws, or any law, statute, rule or regulation to which the Company is subject or any Listed Agreement.

         The opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.

                                                     Very truly yours,

                                                     FOLEY, HOAG & ELIOT LLP



                                                     By:
                                                        ------------------------
                                                           A partner

cc:      American Stock Transfer
          & Trust Company

                                   EXHIBIT A

                                    EXHIBIT A

Agreement and Plan of Reorganization dated March 9, 1996 by and among the Company, TTI Acquisition Corp., Tissue Technologies, Inc. and Mario Barton

Amendment to Agreement and Plan of Reorganization dated April 29,1996 by and among the Company, TTI Acquisition Corp., Tissue Technologies, Inc. and Mario Barton

Letter from the Company to Tissue Technologies, Inc. waiving the Company's right to receive indemnification under Section 6 of the Agreement and Plan of Reorganization under certain circumstances

Plan of Merger dated May 3, 1996 by and between the Company, TTI Acquisition Corp. and Tissue Technologies, Inc.

Stock Purchase Agreement dated March 19, 1996, by and between Dynaco Acquisition Corp., Comtel Electronics, Inc., Mikel C. Green, Peter Rogal and Palomar Electronics Corp.

Agreement for Purchase of Stock dated July 12,1996, by and between the Company, Eleanor Roberts Weisman and Wallace Roberts

Restated Certificate of Incorporation, as amended

Bylaws, as amended

Patent License Agreement by and between the Company and Patlex Corporation, effective as of January 1, 1992

1996 Stock Option Plan

Amended 1996 Employee Stock Purchase Plan

Form of Stock Option Agreement under the 1996 Stock Option Plan

Securities Purchase Agreement between the Company and The Travelers Insurance Company dated July 12, 1996

Warrant to purchase Common Stock of the Company, dated July 12, 1996

Subscription Agreement dated September 26, 1996 between the Company and Genesee Fund Limited

Registration Rights Agreement dated September 26, 1996 between the Company and Genesee Fund Limited

Warrant to purchase Common Stock of the Company dated September 27, 1996

Berckeley Subscription Agreement dated December 31, 1996 and Amendment thereto dated January 10, 1997

Berckeley Debenture dated December 31, 1996

High Risk Opportunities Hub Fund, Ltd. Subscription Agreement dated January 14, 1997

High Risk Opportunities Hub Fund, Ltd. Debenture dated January 13, 1997

Securities   Purchase   Agreement   dated  December  31,  1996  between  Palomar
Electronics Corporation and Clearwater Fund IV, LLC

Securities Purchase Agreement dated as of December 18, 1996 between Palomar Electronics Corporation, the Company and The Travelers Insurance Company

Securities   Purchase   Agreement   dated  December  31,  1996  between  Palomar
Electronics Corporation and GFL Advantage Fund Limited

Option Agreement dated December 31, 1996 between the Company and GFL Advantage Fund Limited

Common Stock Purchase Warrant dated December 31, 1996

Form of Net Warrant to Purchase Common Stock

Subscription   Agreement  dated  December  27,  1996  between  the  Company  and
Finmanagement, Inc.

Subscription Agreement dated as of April 12, 1996 between the Company and GFL Advantage Fund Limited

Registration Rights Agreement dated as of April 17, 1996 by and between the Company and GFL Advantage Fund Limited

Warrant dated as of April 16, 1996

Form of Warrant to purchase Common Stock dated February 1, 1996

Form of Offshore Stock Subscription Agreement dated February 1, 1996

Form of Subscription Agreement dated as of March 10, 1997

Form Registration Rights Agreement dated as of March 10, 1997

Form of 5% Convertible Debenture due March 10, 2002

Subscription Agreement dated as of March 13, 1997 between the Company and Soginvest Bank

Form of 6% Convertible Debenture due March 13, 2002

Asset Purchase and Settlement Agreement dated February 28, 1997 by and among the Company, Nexar Technologies, Inc., Technovation Computer Labs, Inc. and Babar I. Hamirani

Employment Agreement dated as of May 1, 1996 between the Company and Ronald G. Wheeland

Employment Agreement dated as of January 1, 1997, between the Company and Steven Georgiev

Employment Agreement dated as of January 1, 1997, between the Company and Michael H. Smotrich

Employment Agreement dated as of January 1, 1997, between the Company and Joseph
P. Caruso

Key Employee Agreement dated as of May 15, 1997 between the Company and Louis P. Valente

Employment Agreement dated as of January 1, 1997, between the Company and Anthony Fiorillo

Securities Purchase Agreement dated March 27, 1997 between the Company and RGC International Investors, LDC

Registration Rights Agreement dated March 27, 1997 between the Company and RGC International Investors, LDC

Form of 4.5% Convertible Subordinated Promissory Note dated October 17,1996

Form of Subscription Agreement dated October 16, 1996

Supplement to Securities Purchase Agreement dated May 5, 1997

Supplement to Registration Rights Agreement dated May 5, 1997

Supplement to Securities Purchase Agreement dated May 23, 1997

Supplement to Registration Rights Agreement dated May 23, 1997

Agreement dated December 30, 1993 by and between the Company, Dynaco Corporation and Dynaco West Corporation

First Amendment to Purchase and Sale Agreement dated January 24, 1994 by and between the Company, Dynaco Corporation and Dynaco West Corporation

Purchase and Sale Agreement dated March 14, 1995, by and between the Company and SPMT Acquisition Corp., Spectrum Medical Technologies, Inc., Sanford R. Lane and CSF Investments Ltd.

Purchase and Sale Agreement dated June 5, 1995, by and between Dynaco Acquisition Corporation and Allard Industries, Inc.

Company's 1991 Stock Option Plan, as amended

Company's 1993 Stock Option Plan

Company's 1995 Stock Option Plan

Form of Stock Option Grant under the Company's 1991, 1993 and 1995 Stock Option Plans

Form of Company Warrant to Purchase Common Stock

Lease for premises at 66 Cherry Hill Drive, Beverly, Massachusetts, dated May 25, 1993

The Company's 401(k) Plan

Form of 6%, 7% and 8% Convertible Debentures due September 30, 2002

Form of Registration Rights Agreement dated September 30, 1997

Form of Securities Purchase Agreement dated September 30, 1997

Stock Purchase Agreement dated December 9, 1997 between and among Biometric Technologies Corp., the Company and Dynaco Corp. and certain exhibits thereto.

Securities Purchase Agreement dated as of December 29,1997 by and among the Company and Clearwater Fund IV, LLC